SECURITIES AND EXCHANGE COMMISSION
                                  UNITED STATES
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) April 17, 2007
                                                        ----------------

                           MEDICAL NUTRITION USA, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                    0-18349                11-3686984
-----------------------------      ------------         -------------------
(State or other                    (Commission            (IRS Employer
jurisdiction of incorporation      File Number)         Identification No.)


             10 West Forest Avenue
             Englewood, New Jersey                            07631
     ----------------------------------------               ----------
     (Address of principal executive offices)               (Zip Code)


     Registrant's telephone number including area code: (201) 569-1188
                                                        --------------

                                 Not Applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230 .425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

On April 17, 2007, the Company announced that it has been approved to list its common shares on the Nasdaq Capital Market. The Company's stock will begin trading under the symbol "MDNU" on April 18, 2007.


Item 9.01    Financial Statements, Pro Forma Financial Information and
             Exhibits.

             (a)  Not applicable

             (b)  Not applicable

             (c)  Exhibits:

                  99.1     Press release dated April 17, 2007.


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

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       MEDICAL NUTRITION USA, INC.

Date:  April 17, 2007                  By: /s/ ALAN LEVY
                                           ------------------------------------
                                           Vice President/Finance
                                           Chief Financial Officer


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